UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 9, 2015
Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.
On March 9, 2015, the Audit Committee (“Audit Committee”) of the Board of Directors of Sunoco GP LLC, the general partner of Sunoco LP (“Sunoco LP”), notified Ernst & Young LLP (“Ernst & Young”) of its appointment of Grant Thornton LLP (“Grant Thornton”) to serve as Sunoco LP’s new independent registered public accounting firm for the fiscal year ending December 31, 2015. Concurrently, Ernst & Young was also dismissed as the auditor of Sunoco LP and Susser Holdings Corporation (“Susser”). These decisions were made as part of the integration process related to the acquisition of Susser and a controlling interest in Sunoco LP by Energy Transfer Partners, L.P. (“ETP”), a subsidiary of Energy Transfer Equity, L.P. (“ETE”). The acquisition resulted in Susser and Sunoco LP becoming consolidated subsidiaries of ETE. As Grant Thornton currently serves as ETE’s and ETP’s independent registered public accounting firm, the Audit Committee determined that it would be beneficial for ETE, ETP, Susser and Sunoco LP to have the same accounting firm audit their respective financial statements.
The audit reports of Ernst & Young on the consolidated financial statements of Susser and Sunoco LP as of December 31, 2014 and for the periods from September 1, 2014 through December 31, 2014 were expressly relied upon by Grant Thornton, ETE’s independent registered public accounting firm, in Grant Thornton’s audit reports on the consolidated financial statements of ETE as of and for the year ended December 31, 2014. Grant Thornton will continue to act as the independent registered public accounting firm of ETE and ETP.
The audit reports of Ernst & Young on the consolidated financial statements of Susser and Sunoco LP as of December 31, 2014 and for the periods from September 1, 2014 through December 31, 2014 and January 1, 2014 through August 31, 2014, and the the years ended December 31, 2013 and 2012, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During Susser’s and Sunoco LP’s fiscal years ended December 31, 2014 and December 31, 2013, and during the subsequent interim period through March 9, 2015, the date of the dismissal of Ernst & Young, there were no (1) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference in connection with their report to the subject matter of the disagreement, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
ETE provided Ernst & Young with a copy of this Current Report on Form 8-K, and requested that Ernst & Young furnish ETE with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by ETE in response to the disclosures required by Item 304(a) of Regulation S-K. ETE subsequently received the requested letter, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During Susser’s and Sunoco LP’s fiscal years ended December 31, 2014 and December 31, 2013, and during the subsequent interim period through March 9, 2015, neither Susser, Sunoco LP nor anyone acting on Susser or Sunoco LP’s behalf consulted with Grant Thornton regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 13, 2015, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
By: LE GP, LLC, its general partner

Date: March 13, 2015	/s/ John W. McReynolds John W. McReynolds President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 13, 2015, regarding change in independent registered public accounting firm.